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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2004

Superior Essex Inc. (Exact name of registrant as specified in charter)

Delaware	0-50514	20-0282396

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 Interstate North Parkway, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (770) 953-8338

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press release, dated March 5, 2004

ITEM 12. Results of Operations and Financial Condition.

        On March 5, 2004, Superior Essex Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC. (Registrant)
March 5, 2004 Date	/s/ David S. Aldridge David S. Aldridge Senior Vice President and Chief Financial Officer

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  ITEM 12. Results of Operations and Financial Condition.
SIGNATURES